INVESTMENT MANAGER
WWW Advisors, Inc.
131 Prosperous Place, Suite 17
Lexington, KY  40509

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
American Data Services, Inc.
150 Motor Parkway, Suite 109
Hauppauge, NY  11788

PORTFOLIO SECURITIES CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, OH  45201

LEGAL COUNSEL
Brown, Todd & Heyburn PLLC
400 West Market, 32nd Floor
Louisville, KY  40202-3363

INDEPENDENT AUDITORS
Berge & Company LTD
20 West Ninth Street
Cincinnati, OH  45202

EXISTING ACCOUNTS AND REDEMPTIONS ONLY
(888) 999-8331

LITERATURE REQUESTS AND NEW ACCOUNTS
SECURITIES DEALERS AND
FINANCIAL INSTITUTIONS
(888) 263-2204


Investment Company Act File No. 811-07585





                                    WWW TRUST
                                   Prospectus
                                November 3, 2000

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                           Watching the Markets
                           Weighing the Opportunities
                           Working for You!


                               WWW.THEWWWFUNDS.COM
                                 1-888-263-2204


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS

                                WWW INTERNET FUND
                            WWW GLOBAL INTERNET FUND

                                                                November 3, 2000

           WWW Internet Fund (the "WWW Internet Fund") and WWW Global Internet Fund (the "WWW Global Internet Fund", and WWW Internet Fund each a "Fund" and collectively, the "Funds") are mutual funds, which invest to produce long term growth through capital appreciation. WWW Internet Fund invests primarily in common stock of companies that are designing, developing or manufacturing hardware or software products or services for the Internet. WWW Global Internet Fund invests primarily in common stocks of companies throughout the world involved in these same activities.



TABLE OF CONTENTS                                                         PAGE

WWW Internet Fund Risk/Return Summary........................................2
WWW Global Internet Fund Risk/Return Summary.................................5
Fees and Expenses of the Funds...............................................8
Who Manages the Funds........................................................9
How to Buy Shares...........................................................11
How to Sell Shares..........................................................14
Dividends, Distributions and Taxes..........................................16
Financial Highlights........................................................17

                                WWW INTERNET FUND
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         INVESTMENT OBJECTIVE. WWW Internet Fund is a mutual fund whose investment objective is long term growth through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGIES. WWW Internet Fund will seek to achieve its objective by investing primarily, under normal conditions, at least 70% of its total assets in common stock of domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet. WWW Internet Fund will strive to achieve a balanced mix of (1) Mature companies (large, established companies that have successfully implemented Internet strategies), (2) Mid-Life companies (companies which have captured a leadership position in an established part of the Internet sector) and (3) Adolescent companies (IPO's and small, growing companies that are experiencing unprecedented valuations and are expected to achieve leadership in emerging market segments of the Internet sector). Generally, WWW Internet Fund will attempt to achieve a balance of its assets invested by investing approximately one-third of such assets in the three above mentioned tiers of companies; however, WWW Internet Fund has the discretion to alter this allocation from time to time as market conditions may warrant. By diversifying among these three tiers of companies, WWW Internet Fund seeks to reduce loss to principal normally associated with investing in the Internet sector, however, this strategy may not reduce the market volatility of share prices that can occur with investing in the Internet sector.

           The Internet is an emerging global communication, information and distribution system. WWW Internet Fund believes that the Internet is the new frontier interlinking computers, telecommunications and broadcast. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. Companies engaged in these efforts are the central focus of WWW Internet Fund. However, older technologies such as telephone, broadcast, cable, print and photography may also be represented when WWW Internet Fund believes that these companies may successfully integrate existing technology with new emerging technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridges, hubs and switches, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.
`
           SELECTION OF STOCKS FOR PURCHASE OR SALE. WWW Internet Fund emphasizes a "growth" style of investing. WWW Internet Fund attempts to select fast-growing companies at the right prices. For mature and mid-life companies, extensive research is performed to identify companies based upon their earnings and price/earnings ratios. For adolescent companies, WWW Internet Fund evaluates the company's business plan and ability to generate earnings in a reasonable time frame and compares the company's ongoing progress to that of other Internet companies in the same general business. Among all three tiers of companies, WWW Internet Fund favors Internet companies with proprietary technology (or other barriers to entry by competitors), a dominant market share, a relatively liquid trading market, and strong management with a defined commitment to the Internet.

           In deciding what stocks to sell, WWW Internet Fund considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation; (2) declining revenues or earnings growth;
(3) a change in key management; (4) a loss of market share; and/or (5) the opportunity to offset gains for tax advantages.

           DEFENSIVE POSITIONS. Under normal market conditions, WWW Internet Fund expects to have less than 15% of its assets invested in money market instruments. However, when WWW Internet Fund determines that adverse market conditions exist, WWW Internet Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of this Fund to achieve its investment objective.

PORTFOLIO TURNOVER

           WWW Internet Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by WWW Internet Fund, thus reducing WWW Internet Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MAIN RISKS

           GENERAL RISKS. Investing for capital appreciation ordinarily exposes capital to added risk. Shares of WWW Internet Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that WWW Internet Fund's investment objective will be attained. WWW Internet Fund's share price may decline and you could lose money.

           STOCK MARKET RISKS. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, WWW Internet Fund's share price is likely to decline in value.

           GROWTH STOCK RISKS. There is no assurance that WWW Internet Fund's "growth" style of investing will achieve its desired result. In fact, WWW Internet Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in WWW Internet Fund's share price.

           SECTOR RISKS. Because of its narrow sector focus, WWW Internet Fund's performance is closely tied to, and affected by, the sector in which it invests. Companies in the same or similar sectors are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, shares of WWW Internet Fund are more volatile than shares of mutual funds which do not have such a narrow sector focus.

           INTERNET SPECIFIC RISKS. Internet and Internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, many products and services of companies engaged in the Internet and Internet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advance. The Internet and Internet-related activities may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on those areas. Additionally, companies in those areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of Internet and Internet-related companies. Such companies spend heavily on research and development, as well as sales and marketing, and are especially sensitive to the risk of market acceptance and product obsolescence due to competitive pressures and rapid technological changes.

           SMALLER COMPANY RISKS. Although securities of large and well-established companies in the information technology industries will be held in WWW Internet Fund's portfolio, WWW Internet Fund will also invest in medium, small and new IPO companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and increased competition. Securities of those smaller and less seasoned companies may therefore expose shareholders of WWW Internet Fund to above-average risk.

           ILLIQUID SECURITIES RISKS. WWW Internet Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with WWW Internet Fund's investment objective. Such securities may include securities that are not readily marketable, such as common stocks that are subject to legal or contractual restrictions on resale. As to these securities, WWW Internet Fund is subject to a risk that should WWW Internet Fund desire to sell them when a ready buyer is not available at a price WWW Internet Fund deems representative of their value, the value of WWW Internet Fund's net assets could be adversely affected.

BAR CHART AND PERFORMANCE TABLE

           The bar chart and table shown below provide an indication of the risks of investing in WWW Internet Fund by showing changes in WWW Internet Fund's performance from year to year over the life of WWW Internet Fund and by showing how WWW Internet Fund's average annual returns for a one year period and the life of WWW Internet Fund compare to those of a broad-based securities market index. How WWW Internet Fund has performed in the past is not necessarily an indication of how WWW Internet Fund will perform in the future.

                                WWW INTERNET FUND(1)

                                1997           0.43%
                                1998          70.58%
                                1999         166.86%




(1) The total return of WWW Internet Fund's shares from January 1, 2000 to September 30, 2000 was -19.23%.

           During the life of WWW Internet Fund, the highest return for a quarter was 79.26% (QUARTER ENDING DECEMBER 31, 1999) and the lowest return for a quarter was -17.39% (QUARTER ENDING JUNE 30, 2000).


      Average Annual Total Returns                 Past             Life
(for the periods ending DECEMBER 31, 1999)       One Year         of Fund*
------------------------------------------       --------         --------

WWW INTERNET FUND                                 166.86%          61.64%

Standard & Poor's 500 Index                       21.04%           29.57%

*Since inception date of August 1, 1996.

                            WWW GLOBAL INTERNET FUND
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

           INVESTMENT OBJECTIVE. WWW Global Internet Fund is a mutual fund whose investment objective is long term growth through capital appreciation. The WWW Global Internet Fund will commence its investment operations no later than January 1, 2001. (See--"How To Buy Shares").

           PRINCIPAL INVESTMENT STRATEGIES. WWW Global Internet Fund will seek to achieve its objective by investing primarily (under normal conditions, at least 70% of its total assets) in common stock of foreign companies and domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet. WWW Global Internet Fund will strive to achieve a balanced mix of (1) Mature companies (large, established companies that have successfully implemented Internet strategies), (2) Mid-Life companies (companies which have captured a leadership position in an established part of the Internet sector) and (3) Adolescent companies (recent IPO's and small, growing companies that are experiencing unprecedented valuations and are expected to achieve leadership in emerging market segments of the Internet sector). Generally, WWW Global Internet Fund will attempt to achieve a balance of its assets invested by investing approximately one-third of such assets in the three above mentioned tiers of companies; however, WWW Global Internet Fund has the discretion to alter this allocation from time to time as market conditions may warrant. By diversifying among these three tiers of companies, WWW Global Internet Fund seeks to reduce loss to principal normally associated with investing in the Internet sector, however, this strategy may not reduce the market volatility of share prices that can occur with investing in the Internet sector.
           The Internet is an emerging global communication, information and distribution system. WWW Global Internet Fund believes that the Internet is the new frontier interlinking computers, telecommunications and broadcast that is rapidly spreading around the world. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. Companies throughout the world engaged in these efforts are the central focus of WWW Global Internet Fund. However, older technologies such as telephone, broadcast, cable, print and photography may also be represented when WWW Global Internet Fund believes that these companies may successfully integrate existing technology with new emerging technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridges, hubs and switches, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

           SELECTION OF STOCKS FOR PURCHASE OR SALE. WWW Global Internet Fund emphasizes a "growth" style of investing. WWW Global Internet Fund attempts to select fast-growing foreign and domestic companies at the right prices. For mature and mid-life companies, extensive research is performed to identify companies based upon their earnings and price/earnings ratios. For adolescent companies, WWW Global Internet Fund evaluates the company's business plan and ability to generate earnings in a reasonable time frame and compares the company's ongoing progress to that of other Internet companies in the same general business. Among all three tiers of companies, WWW Global Internet Fund favors Internet companies with proprietary technology (or other barriers to entry by competitors), a dominant market share, a relatively liquid trading market, and strong management with a defined commitment to the Internet.

           In deciding what stocks to sell, WWW Global Internet Fund considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation; (2) declining revenues or earnings growth;
(3) political and economic risks related to foreign countries; (4) a change in key management; (5) a loss of market share; and/or (6) the opportunity to offset gains for tax advantages.

           DEFENSIVE POSITIONS. Under normal market conditions, WWW Global Internet Fund expects to have less than 15% of its assets invested in money market instruments. However, when WWW Global Internet Fund determines that adverse market conditions exist, WWW Global Internet Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of WWW Global Internet Fund to achieve its investment objective.

PORTFOLIO TURNOVER

           WWW Global Internet Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by WWW Global Internet Fund, thus reducing WWW Global Internet Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MAIN RISKS

           GENERAL RISKS. Investing for capital appreciation ordinarily exposes capital to added risk. Shares of WWW Global Internet Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that WWW Global Internet Fund's investment objective will be attained. WWW Global Internet Fund's share price may decline and you could lose money.

           STOCK MARKET RISKS. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, WWW Global Internet Fund's share price is likely to decline in value.

           GROWTH STOCK RISKS. There is no assurance that WWW Global Internet Fund's "growth" style of investing will achieve its desired result. In fact, WWW Global Internet Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in WWW Global Internet Fund's share price.

           INTERNET SPECIFIC RISKS. Internet and Internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, many products and services of companies engaged in the Internet and Internet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advance. The Internet and Internet-related activities may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on those areas. Additionally, companies in those areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of Internet and Internet-related companies. Such companies spend heavily on research and development, as well as sales and marketing and are especially sensitive to the risk of marketing acceptance and product obsolescence due to competitive pressures and rapid technological changes.

           FOREIGN SECURITIES RISKS. Foreign securities can carry higher returns but involve more risks than those associated with domestic investments. These risks include political and economic instability, fluctuations in foreign currencies, differences in financial reporting standards, withholding or other taxes, trading risks, other operational risks and less stringent investor protection and disclosure standards in some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid, reducing WWW Global Internet Fund's ability to buy and sell shares. Since WWW Global Internet Fund invests in foreign securities, there are different risks than if it invested only in obligations of U.S. corporations. The amount of income available for distribution may be affected by WWW Global Internet Fund's foreign currency gain or losses and certain hedging activities of WWW Global Internet Fund. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to U.S. issues. In addition, changes in currency exchange rates can reduce or increase market performance.

           SECTOR RISKS. Because of its narrow sector focus, WWW Global Internet Fund's performance is closely tied to, and affected by, the sector in which it invests. Companies in the same or similar sectors are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, shares of WWW Global Internet Fund are more volatile than shares of mutual funds which do not have such a narrow sector focus.

           SMALLER COMPANY RISKS. Although securities of large and well-established companies in the information technology industries will be held in WWW Global Internet Fund's portfolio, WWW Global Internet Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of WWW Global Internet Fund to above-average risk.

           ILLIQUID SECURITIES RISKS. WWW Global Internet Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with WWW Global Internet Fund's investment objective. Such securities may include securities that are not readily marketable, such as common stocks that are subject to legal or contractual restrictions on resale. As to these securities, WWW Global Internet Fund is subject to a risk that should WWW Global Internet Fund desire to sell them when a ready buyer is not available at a price WWW Global Internet Fund deems representative of their value, the value of WWW Global Internet Fund's net assets could be adversely affected.

BAR CHART AND PERFORMANCE TABLE

           WWW Global Internet Fund became effective November 3, 2000 and, therefore, has no performance history. There will be risks of investing in the WWW Global Internet Fund because returns are expected to vary from year to year. Because WWW Global Internet Fund is new, there is no table which shows how WWW Global Internet Fund's returns to compare to the broad market.

                         FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares in either of the Funds.

                                                                      WWW
                                                       WWW            Global
                                                       Internet       Internet
                                                       Fund           Fund
                                                       ----           ----
SHAREHOLDER FEES (FEES PAID DIRECTLY
     FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load) Imposed
     on Purchases (as a percentage of
     offering price)                                   None          None
  Redemption Fee (as a percentage of the amount
     subject to charge)                                1.00%(1)      1.00%(1)
    (payable only if shares are redeemed
     within one year of purchase)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                      1.50%(2)(3)   1.00%(4)
  Distribution and Service (12b-1) Fees                0.50%         0.50%
  Other Expenses                                       0.51%         1.00%(5)
                                                       -----         -----
  Total Annual Fund Operating Expenses                 2.51%         2.50%(6)

(1)  In addition, a fee of $15.00 is charged for each wire redemption.
(2) WWW Internet Fund has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its investment advisory fee to the extent Total Annual Fund Operating Expenses (other than interest, taxes, brokerage fees and extraordinary items) exceed 2.50%, except that the amount of such obligation will not exceed the amount of fees received by WWW Internet Fund for the applicable period. Such waiver was made for WWW Internet Fund for the fiscal year ended June 30, 2000. Figures in the above table do not take such fee waiver into account. With such waiver, for such fiscal year, Management Fees for WWW Internet Fund were 1.48%, Distribution (12b-1) Fees were 0.50%, Other Expenses of WWW Internet Fund were 0.51% and Total Annual Fund Operating Expenses of WWW Internet Fund were 2.49%.
(3) The Management Fee is payable at an annual rate equal to 1.00% of each of the Fund's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on such Fund's performance. See "Management Services."
(4) The Management Fee is based on estimated amounts for the current fiscal year.
(5)  Other Expenses are based on estimated amounts for the current fiscal year.
(6) Total Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

         EXAMPLES: THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

           THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT SUCH FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                               1 YEAR      3 YEARS     5 YEARS        10 YEARS
                               ------      -------     -------        --------
WWW INTERNET FUND*             $263         $809       $1,381         $2,934
WWW GLOBAL INTERNET FUND       $263         $806       $1,376         $2,924


* The above figures for the WWW Internet Fund do not take into account the management fee waiver described above. Taking such waiver into account, you would pay the following expenses for WWW Internet Fund: 1 year - $261; 3 years - $803; 5 years - $1,371; and 10 years - $2,913.

                             WHO MANAGES THE FUNDS

         THE MANAGER. WWW Advisors, Inc. (the "Manager") manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund.

           The Manager was founded in April 1996 by Lawrence S. York and James
D. Greene. Mr. York, the Chairman of the Board and President of the Trust, is the President of the Manager and owns 73% of its outstanding shares. Since 1991, Mr. York also has been President of Capital Advisors Group, Inc. a financial planning and investment advisory firm. Mr. York and these companies provide investment management advice to individual, business and institutional accounts having an aggregate value of more than $150 million. Mr. York is lead portfolio manager of each Fund, responsible for fundamental financial research and stock selection. Mr. York holds a B.A. degree from Berea College and an M.B.A. degree from the University of Kentucky.

           Mr. Greene, the Vice President and Treasurer of the Trust, is the Executive Senior Vice President of the Manager and owns 6% of its outstanding shares. Currently, Mr. Greene serves as Senior Strategy Consultant for i2 Technologies. From 1997 to 2000, Mr. Greene was a Senior Product Manager for NCR Corp., a manufacturer of retail point-of-sale systems. From 1991 to 1997, he was a marketing strategist with Lexmark International, Inc., a manufacturer of network personal computer and office electronics, and previously held marketing and strategist positions with other computer companies such as Tandy, Computerland and Texas Instruments. Mr. Greene is a consulting adviser to Lawrence York, and provides technology assessments and identifies promising Internet technology trends of significance to the Funds. Mr. Greene holds a B.A. degree from the University of Kentucky.

           MANAGEMENT FEES. Under the terms of the Management Agreement, each Fund has agreed to pay the Manager a base monthly management fee at the annual rate of 1.00% of such Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of such Fund, after expenses, exceeded or was exceeded by the percentage change of the Applicable Index. With respect to WWW Internet Fund, the "Applicable Index" is the S&P 500 Index; with respect to WWW Global Internet Fund, the "Applicable Index" is the EAFE Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to 0.50% per year of the value of each Fund's average daily net assets.

           The monthly Total Management Fee is calculated as follows: (a) one-twelfth of 1.0% annual Base Fee rate (0.083%) is applied to a Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Base Fee for that month; (b) one-twelfth of the applicable performance adjustment rate from the table below is applied to a Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Monthly Performance Adjustment; and (c) the Monthly Performance Adjustment is then added to or subtracted from the Base Fee and the result is the amount payable by a Fund to the Manager as the Total Management Fee for that month.

The full range of Total Management Fee on an annualized basis is as follows:

                                                                             PERFORMANCE
PERCENTAGE POINT DIFFERENCE BETWEEN FUND PERFORMANCE (NET OF EXPENSES        BASE          ADJUSTMENT        TOTAL
INCLUDING ADVISORY FEES) AND PERCENTAGE CHANGE IN THE APPLICABLE INDEX       FEE(%)         RATE(%)           FEE(%)
----------------------------------------------------------------------       ------         -------           ------

+3.00 percentage points or more                                               1.00%           0.50%           1.50%
+2.75 percentage points or more but less than +3.00 percentage  points        1.00%           0.40%           1.40%
+2.50 percentage points or more but less than +2.75 percentage  points        1.00%           0.30%           1.30%
+2.25 percentage points or more but less than +2.50 percentage  points        1.00%           0.20%           1.20%
+2.00 percentage points or more but less than +2.25 percentage  points        1.00%           0.10%           1.10%
Less than +2.00 percentage points but more than -2.00 percentage points       1.00%           0.00%           1.00%
-2.00 percentage points or less but more than -2.25 percentage points         1.00%          -0.10%           0.90%
-2.25 percentage points or less but more than -2.50 percentage points         1.00%          -0.20%           0.80%
-2.50 percentage points or less but more than -2.75 percentage points         1.00%          -0.30%           0.70%
-2.75 percentage points or less but more than -3.00 percentage points         1.00%          -0.40%           0.60%
-3.00 percentage points or less                                               1.00%          -0.50%           0.50%

           The period over which performance is measured is a rolling twelve-month period and the performance of the Applicable Index is calculated as the sum of the change in the level of the Applicable Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the Applicable Index. No Monthly Performance Adjustment will be made during the first 12 months of operation of WWW Global Internet Fund.

           Because the maximum Monthly Performance Adjustment for a Fund applies whenever such Fund's performance exceeds the Applicable Index by 3.00% or more, the Manager could receive a maximum Monthly Performance Adjustment even if the performance of the Fund is negative.

           FEE WAIVER. The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its Management Fee in the amount, if any, by which the total expenses of a Fund for any fiscal year, including amortization of organizational expenses and amounts paid by a Fund under the Plan (but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses), exceed 2.50% of average annual net assets of a Fund, except that the amount of such fee waiver shall not exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, is subject to year-end adjustment. The Manager fee waiver for the years ended June 30, 2000 and 1999 were $17,367 and $142,977 respectively.

           In addition, in prior years the Manager voluntarily reimbursed WWW Internet Fund for all other operating expenses to the extent that total operating expenses would have exceeded 2.50%. Due to the growth of the Fund, such reimbursement was not necessary for the year ended June 30, 1999 and it is not anticipated that it will be necessary to reimburse for the current fiscal year. The Manager, in its discretion, may make such reimbursements in the future if total operating expenses of a Fund would otherwise exceed 2.50%. If such reimbursements are made, they may be discontinued at any time without notice.

           DISTRIBUTION AND SHAREHOLDER SERVICING PLAN. Under a plan adopted by the Funds' Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of 0.50% of the average daily net assets of such Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services, marketing and distribution assistance. Under the Plan, any fees not expended during the Funds' fiscal year will be rolled over into the following fiscal year. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                HOW TO BUY SHARES

         GENERAL. By this Prospectus, each Fund is offering shares. Investments paid into the WWW Global Internet Fund will be held in a non-interest bearing account pending commencement of the WWW Global Internet Fund investment operations. It is anticipated that the WWW Global Internet Fund will commence its investment operations prior to January 1, 2001. Therefore, until such time as the WWW Global Internet Fund investment operations begin, the value of your investment in WWW Global Internet Fund will remain the same. Upon commencement of the WWW Global Internet Fund investment operations, investors will be notified.

           The minimum initial investment for each of the Funds is $2,000. Subsequent investments ordinarily must be at least $100. A Fund reserves the right to reject any purchase order. A Fund reserves the right to vary or waive the initial and subsequent investment minimum requirements at any time.

           The purchase price of a share of a Fund is the net asset value of a share (as defined in "Net Asset Value" below). The initial offering price for shares of the WWW Global Internet Fund is $10.00.

           Purchase orders received in proper form by WWW Trust or a Processing Organization (See--"Purchases through Processing Organizations") before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day a Fund calculates its net asset value are priced based upon the net asset value determined on that date. Purchase orders received in proper form after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

           Shareholders receive a confirmation of their share purchases and quarterly statements of their accounts.

           In order to reduce mailing costs, the Funds have adopted the following mail policy:

               -Duplicate mailings of prospectuses, annual and semi-annual reports will be eliminated to multiple accounts listing the same record-holder even if different addresses are listed.

               - Duplicate mailings of annual and semi-annual reports will be eliminated to shareholders holding as joint tenants or tenants in common and having the same address.

               - Shareholders may receive duplicate mailings by contacting us toll-free at (888) 263-2204, or by writing to us at 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509.

           INITIAL PURCHASE.

           BY MAIL--You may purchase shares of a Fund by completing and signing the application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to WWW Trust and sent to the address listed below. If you prefer overnight delivery, use the overnight address listed below.

U.S. MAIL:   WWW Trust                      OVERNIGHT: WWW Trust
             P.O. Box 55089                            131 Prosperous Place
             Lexington, Kentucky 40555                 Suite 17
                                                       Lexington, KY 40509-1804

           BY WIRE--You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call American Data Services, Inc., the Transfer Agent for the Funds, at (888) 999-8331 to set up your account and obtain an account number. You should be prepared to provide the information on the application form to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:
           WIRE INSTRUCTIONS FOR THE PURCHASE OF WWW INTERNET FUND SHARES:

           Firstar Bank, N.A. Cinti/Trust
           ABA #0420-0001-3
           Attn: WWW INTERNET FUND
           D.D.A. # 485777098
           Account Name (write in your WWW INTERNET FUND account registration name) For the Account # (write in your WWW INTERNET FUND account # assigned by Transfer Agent)



           WIRE INSTRUCTIONS FOR THE PURCHASE OF WWW GLOBAL INTERNET FUND
SHARES:

           Firstar Bank, N.A. Cinti/Trust
           ABA #0420-0001-3
           Attn: WWW GLOBAL INTERNET FUND
           D.D.A. # 19945-6807
           Account Name (write in your WWW GLOBAL INTERNET FUND account registration name) For the Account # (write in your WWW GLOBAL INTERNET FUND account # assigned by Transfer Agent)

           You are required to mail a signed application to the Transfer Agent at the following address in order to complete your initial purchase by wire:

           WWW Trust
           c/o American Data Services, Inc.
           150 Motor Parkway, Suite 109
           Hauppauge, New York 11788

           Wire orders will be accepted only on a day on which a Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays, which may occur in processing by the banks, are not the responsibility of WWW Trust or the Transfer Agent. The custodian may charge shareholders for the receipt of wired funds.

           ADDITIONAL INVESTMENTS. You may purchase additional shares of WWW Internet Fund or WWW Global Internet Fund at any time (minimum of $100) by mail or wire. Each additional mail purchase request must contain the additional investment portion of your shareholder statement or a letter containing your name, the name of your account, your account number and the name of the Fund. Checks should be made payable to WWW Trust and should be sent to the address as set forth above under "INITIAL PURCHASE--BY MAIL". A bank wire should be sent as set forth above under "INITIAL PURCHASE--BY WIRE".

           PURCHASES THROUGH PROCESSING ORGANIZATIONS. Shares of WWW Internet Fund or WWW Global Internet Fund may also be purchased through "Processing Organizations," which are a third-party plan administrator, broker-dealer, bank or other financial institution that purchases shares for its customers and may designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. Such shares may be transferred into the investor's name following procedures established by the Processing Organization and the Transfer Agent. The minimum initial and subsequent investments in WWW Internet Fund or WWW Global Internet Fund for shareholders who invest through a Processing Organization generally will be set by the Processing Organization. Processing Organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Certain Processing Organizations may receive compensation from the Manager pursuant to the Funds' Distribution and Shareholder Servicing Plan. An investor contemplating investing with WWW Internet Fund or WWW Global Internet Fund through a Processing Organization should read materials provided by the Processing Organization in conjunction with this Prospectus.

           TAX SHELTERED RETIREMENT PLANS. Since each Fund is oriented to longer term investments, shares of each Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans
(IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Manager for the procedure to open an IRA or SEP plan. For more specific information regarding these retirement plan options, consult with your tax advisor. Custodial fees and other processing fees for an IRA will be paid by the shareholder by redemption of sufficient shares of a Fund from the IRA account unless the fees are paid directly to the IRA custodian (Firstar Bank, N.A.). You can obtain information about IRA fees charged by the IRA custodian by calling the Manager at (888) 263-2204.

           SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan permits investors to purchase shares of a Fund (minimum initial investment of $1,000 and minimum subsequent investments of $50 per transaction) at regular intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Manager at (888) 263-2204 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in a Fund regardless of fluctuating price levels of such Fund's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. A Fund may modify or terminate the Systematic Investment Plan at any time. Each Fund charges a $5.00 set-up fee for enrolling an investor in the Systematic Investment Plan, which must be sent to such Fund together with the initial minimum investment. If this fee is not sent, it may be deducted from the shareholder's account.

           NET ASSET VALUE. Shares of each Fund are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of the Fund outstanding. A Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Trust's Board of Trustees.

           ADDITIONAL INFORMATION. Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to a Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

           The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Transfer Agent of the Funds for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a shareholder, a Fund can redeem shares from any identically registered account in such Fund as reimbursement for any loss incurred and you may be prohibited or restricted from making future purchases in such Fund.

                               HOW TO SELL SHARES

         GENERAL. Investors may request redemption of Fund shares at any time. Redemption requests may be made as described below. When a request is received in proper form, a Fund will redeem the shares at the next determined net asset value.

           Each Fund ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, but a Fund may take up to seven days to process redemptions if making sooner payment would adversely affect a Fund. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire payment.

           Redemptions may be suspended or payment dates postponed when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

           Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interest of a Fund.

           Each Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $2,000 or less, for reasons other than market conditions, and remains so during the notice period.

           EXCHANGING SHARES. You may exchange shares of the same class between the Funds. In making an exchange, you must meet minimum purchase requirements for the Fund that you purchase by exchange. If you are exchanging into shares of a Fund with a higher sales charge, you must pay the difference at the time of the exchange. A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss. Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any Fund by contacting the Fund Manager at 1-888-263-2204.

           CONTINGENT REDEMPTION FEE. Except in circumstances described below, a redemption fee of 1.00% payable to and retained by a Fund is imposed on any redemption of shares within one year of the date of purchase. The 1.00% fee is imposed on the net asset value of the redeemed shares at the time of purchase. This fee is designed to offset the market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

           No redemption fee will be imposed on the exchange of shares between Funds. No redemption fee will be imposed on shares acquired through reinvestment of dividends or capital gain distributions or on increases in the net asset value of an investor's shares above the net asset value at the time of purchase. With respect only to shares of WWW Internet Fund purchased before October 31, 1999, if the aggregate value of shares redeemed has declined below their original cost as a result of WWW Internet Fund's performance, the applicable redemption fee will be applied to the then-current net asset value rather than the purchase price.

           In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

         REDEMPTION AND EXCHANGE PROCEDURES. Shareholders who wish to redeem or exchange shares must do so through the Transfer Agent by mail or telephone.

           BY MAIL--Redemption and exchange requests by mail must include your letter of instruction (including the Fund's name, account number, account name(s), address and the dollar amount or number of shares you wish to redeem or exchange) and should be addressed to:

           WWW Trust
           c/o American Data Services, Inc.
           150 Motor Parkway, Suite 109
           Hauppauge, New York 11788

           Written redemption and exchange instructions must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. Signature-guarantees may not be provided by notaries public. Redemption and exchange requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from a Fund or the Transfer Agent forms of resolutions and other documentation, which have been prepared in advance to assist compliance with such Fund's procedures. Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling (888) 999-8331.

           BY TELEPHONE--Shareholders that have elected the telephone redemption option on the shareholder application form may make a telephone redemption or exchange request by calling the Transfer Agent at (888) 999-8331. The Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or such Fund may be liable for any losses due to unauthorized or fraudulent instructions. A Fund and the Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine.

           During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption and exchange procedures described herein. Use of these other redemption and exchange procedures may result in the redemption or exchange request being processed at a later time than it would have been if telephone redemption or exchange had been used. During the delay, a Fund's net asset value may fluctuate.

           ADDITIONAL INFORMATION ABOUT REDEMPTIONS. A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $15.00 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the Transfer Agent at
(888) 999-8331.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

           Each Fund declares and pays any dividends at least annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

           In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments when completing the application at time of purchase.

           If you purchase shares just before a Fund declares a dividend or capital gain distribution, you may receive a taxable distribution (with a corresponding reduction in the net asset value of your shares), whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

           Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

           Redemptions and exchanges of shares are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

                     WWW INTERNET FUND FINANCIAL HIGHLIGHTS

           The financial highlights table is intended to help you understand WWW Internet Fund's financial performance for the period of WWW Internet Fund's operations. Certain information reflects financial results for a single WWW Internet Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in WWW Internet Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 2000, 1999 and 1998 has been audited by Berge & Company, Ltd., whose report, along with WWW Internet Fund's financial statements, are included in the SAI, which is available upon request.

                                                        FISCAL YEAR     Fiscal Year   Fiscal Year      Period
                                                           ENDED          Ended           Ended         Ended
                                                       JUNE 30, 2000  June 30, 1999  June 30, 1998  June 30, 1997**
                                                       -------------  -------------  -------------  -------------

Net Asset Value, Beginning of Period                  $     22.64     $    10.95     $   10.99     $   10.00

Income from Investment Operations
  Net Investment Income (Loss)                              (0.52)         (0.37)        (0.21)        (0.16)
  Net Gains or Losses on Securities
    (realized or unrealized)                                14.91          12.39          1.70          1.36
                                                      -----------     ----------     ---------     ---------
Total from Investment Operations                            14.39          12.02          1.49          1.20
                                                      -----------     ----------     ---------     ---------

Less Distributions (from capital gains)                     (0.40)         (0.33)        (1.53)        (0.21)
                                                      -----------     ----------     ---------     ---------

Net Asset Value, End of Period                        $     36.63     $    22.64     $   10.95     $   10.99
                                                      ===========     ==========     =========     =========

Total Return                                                63.56%        112.01%        15.96%        13.08%
                                                      ===========     ==========     =========     =========

Ratios/Supplemental Data
Net Assets, End of Period (thousands)                 $   102,226     $   33,318     $   2,628     $   1,472
Ratio of Expenses to Average Net Assets
  (before fee waiver and expense reimbursement)              2.51%          3.65%         5.10%         7.23%*
Ratio of Expenses to Average Net Assets
  (after fee waiver and expense reimbursement)               2.49%          2.50%         2.50%         2.50%*
Ratio of Net Income (Loss) to
  Average Net Assets (before fee
  waiver and expense reimbursement)                         (2.13%)        (3.07%)       (4.47%)       (1.62%)*
Ratio of Net Income (Loss) to Average Net Assets
  (after fee waiver and expense reimbursement)              (2.11%)        (1.90%)       (1.89%)       (0.62%)*

Portfolio Turnover Rate                                    229.28%         48.03%        70.52%       109.52%

*  Annualized
** From inception (August 1, 1996)

Notes to Financial Statements appear in the Statement of Additional Information.

                                    WWW TRUST

           A Statement of Additional Information (SAI) dated November 3, 2000 is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquiries, call the Fund Manager at 1-888-263-2204.

           Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about each Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov. You can call (202) 942-8090 for information on the Public Reference Room's operations and copying charges.